SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 11, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2003-8)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2003-8. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2003-8 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2003-8 REMIC Pass-Through Certificates.

     On August 28, 2003, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2003) as of August 1, 2003 of $312,712,568.49. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total number of mortgage loans as of August 1, 2003 was 653. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of August 1, 2003 was 5.858%. The weighted average remaining term to stated maturity of the mortgage loans as of August 1, 2003 was 357.90 months. All mortgage loans have original maturities of at least 20 but no more than 30 years. None of the mortgage loans were originated prior to May 1, 2002 or after August 1, 2003. The weighted average original term to stated maturity of the mortgage loans as of August 1, 2003 was 359.32 months.

     None of the mortgage loans has a scheduled maturity later than August 1, 2033. Each mortgage loan had an original principal balance of not less than $59,500 nor more than $1,000,000. Mortgage loans having an aggregate scheduled principal balance of $5,632,404 as of August 1, 2003 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the mortgage loans as of August 1, 2003 was 64.3%. No more than $3,770,875 of the mortgage loans are secured by mortgaged properties located in any one zip code. At least 97%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.


-----------

1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement (333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

     At least 94% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 6% of the mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 71% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 12;

      2. such mortgage loans had an aggregate scheduled principal balance of $3,618,568;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 80.2%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 96.2%.

     Premium loans will consist of mortgage loans with net loan rates greater than or equal to 5.500%. All the mortgage loans are premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the premium loans was $312,712,568. The weighted average interest rate of the premium loans, as of the cut-off date, was 5.858%. The weighted average remaining term to stated maturity of the premium loans, as of the cut-off date, was 357.90 months.

      The following tables set forth information regarding the mortgage loans as of August 1, 2003.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                  7                         $  3,129,715

2003                                646                          309,582,853


Total                               653                         $312,712,568
                                    ===                         ============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     542                         $262,623,882

Multi-family Dwellings*              12                            6,127,615

Townhouses                           14                            5,751,407

Condominium Units (one to four       24                           10,734,537
stories high)

Condominium Units (over four          9                            4,288,750
stories high)

Cooperative Units                    52                           23,186,377


Total                               653                         $312,712,568
                                    ===                         ============
-----------
*   Multi-family dwellings are 2-family and 3-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            641                         $306,584,953

2-family                              8                            3,923,231

3-family                              4                            2,204,384


Total                               653                         $312,712,568
                                    ===                         ============


                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   11                         $  1,221,519

$150,000 through $199,999             4                              690,049

$200,000 through $249,999             4                              890,903

$250,000 through $299,999             4                            1,070,059

$300,000 through $349,999            51                           17,133,176

$350,000 through $399,999           159                           59,922,242

$400,000 through $449,999            98                           41,691,351

$450,000 through $499,999           109                           51,839,501

$500,000 through $549,999            59                           30,917,419

$550,000 through $599,999            43                           25,055,004

$600,000 through $649,999            26                           16,349,319

$650,000 through $699,999            45                           30,734,847

$700,000 through $749,999             6                            4,330,429

$750,000 through $799,999             6                            4,627,494

$800,000 through $849,999             5                            4,158,051

$850,000 through $899,999             5                            4,408,788

$900,000 through $949,999             4                            3,752,308

$950,000 through $999,999            12                           11,920,109

$1,000,000 and over                   2                            2,000,000


Total                               653                         $312,712,568
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.000% - 5.500%                      35                         $ 15,004,304

5.501% - 6.000%                     517                          254,200,694

6.001% - 6.500%                      96                           41,361,486

6.501% - 7.000%                       5                            2,146,084


Total                               653                         $312,712,568
                                    ===                         ============


                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    268                         $135,007,066

65.001% - 75.000%                   179                           86,518,737

75.001% - 80.000%                   189                           85,554,361

80.001% - 85.000%                     5                            1,704,134

85.001% - 90.000%                    10                            3,197,508

90.001% - 95.000%                     2                              730,762


Total                               653                         $312,712,568
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               4                         $  2,070,756
Arizona                               8                            4,063,667
Arkansas                              2                              736,079
California                          230                          108,986,796
Colorado                             16                            7,273,796
Connecticut                          23                           11,829,049
Delaware                              1                              399,582
District of Columbia                  7                            3,650,024
Florida                              13                            5,769,527
Georgia                               7                            3,055,103
Hawaii                                1                              593,756
Idaho                                 1                              372,411
Illinois                             31                           15,192,631
Indiana                               3                            1,098,432
Kentucky                              1                              398,773
Maine                                 1                              394,597
Maryland                             15                            7,252,725
Massachusetts                        21                           11,081,141
Michigan                              4                            1,601,540
Mississippi                           1                              558,882
Missouri                             16                            8,565,602
Nevada                                2                              696,447
New Hampshire                         1                              148,075
New Jersey                           27                           12,443,142
New Mexico                            1                              998,000
New York                            141                           67,224,593
North Carolina                        6                            2,557,816
Ohio                                  4                            1,819,226
Pennsylvania                          7                            2,733,789
South Carolina                        7                            2,862,110
Tennessee                             1                              515,229
Texas                                 7                            4,323,974
Utah                                  1                              500,501
Virginia                             32                           16,261,289
Washington                           10                            4,683,508


Total                               653                         $312,712,568
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Michael J. Tarpley
                                               -------------------------
                                                    Michael J. Tarpley
                                                    Assistant Secretary


Dated: August 11, 2003